EXHIBIT 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, William H. Schafer, Senior Vice President and Chief Financial Officer of Developers Diversified Realty Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The quarterly report on Form 10-Q of the Company for the period ended June 30, 2004 which this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William H. Schafer William H. Schafer Senior Vice President and Chief Financial Officer August 9, 2004